SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	March 20, 2007
Crystal River Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
001-32958	20-2230150
(Commission File Number)	(I.R.S. Employer Identification No.)
Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)
(212) 549-8400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2007, a consolidated statutory trust subsidiary of Crystal River Capital, Inc. (the “Company”), Crystal River Preferred Trust I (the “Trust”), sold $50,000,000 of undivided preferred beneficial interests in its assets (the “Trust Preferred Securities”) in a private transaction exempt from registration under the Securities Act of 1933, as amended (the “Trust Preferred Offering”). The Trust Preferred Securities have a 30-year term ending April 2037, are redeemable at par on or after April 30, 2012 and pay distributions at a fixed rate of 7.68% for the first five years ending April 2012 and thereafter, at a floating rate of three month LIBOR plus 2.75%. The Trust’s assets consist solely of $51,550,000 of junior subordinated notes (the “Notes”) concurrently issued by the Company with terms that mirror the Trust Preferred Securities in exchange for the $51,550,000 of proceeds from the (i) issuance of the Trust Preferred Securities and (ii) undivided common beneficial interests in the assets of the Trust (the “Common Trust Securities”) purchased by the Company. The Company entered into a Junior Subordinated Indenture (the “Indenture”) with The Bank of New York Trust Company, National Association (“BONY”), as trustee, dated as of March 20, 2007, which governs the terms of the Notes. The Company, BONY, as property trustee, The Bank of New York (Delaware), as Delaware trustee, and certain officers of the Company listed therein as administrative trustees entered into the Amended and Restated Trust Agreement (the “A&R Trust Agreement”) dated as of March 20, 2007, to provide for, among other things, (i) the issuance of the Common Trust Securities by the Trust to the Company, (ii) the issuance and sale of the Trust Preferred Securities by the Trust and (iii) the acquisition by the Trust from the Company of all of the right, title and interest in and to the Notes.

The foregoing description is qualified in its entirety by reference to the Indenture and the A&R Trust Agreement, both of which will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, which the Company intends to file in May 2007.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 8.01	Other Events.

A copy of the press release relating to the Trust Preferred Offering is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTAL RIVER CAPITAL, INC.

March 22, 2007	By:	/s/ John J. Feeney, Jr.
Name:	John J. Feeney, Jr.
Title:	Executive Vice President and Secretary

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